Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 888,930.81
Interest Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 888,930.81
Total Fee and Interest Amount	888,930.81